Schedule A

to the Amended and Restated Investment Advisory Agreement

between Direxion Shares ETF Trust and Rafferty Asset Management, LLC

Pursuant to section 1 of the Investment Advisory Agreement between Direxion Shares ETF Trust (the “Trust”) and Rafferty Asset Management, LLC (“Rafferty”), the Trust hereby appoints Rafferty to manage the investment and reinvestment of the Funds of the Trust listed below. As compensation for such, the Trust shall pay to Rafferty pursuant to section 7 of the Investment Advisory Agreement a fee, computed daily and paid monthly, at the following annual rates as percentages of each Fund’s average daily net assets:

ACTIVELY MANAGED FUNDS

Direxion Bitcoin Strategy ETF	0.75%
Direxion Bitcoin Strategy Bear ETF	0.75%

NON-LEVERAGED FUNDS

Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion Fallen Knives ETF	0.45%
Direxion Dynamic Hedge ETF	0.50%
Direxion Moonshot Innovators ETF	0.60%
Direxion Work From Home ETF	0.40%
Direxion World Without Waste ETF	0.45%
Direxion Select Large Caps & FANGs ETF	0.40%
Direxion Hydrogen ETF	0.40%
Direxion Low Priced Stock ETF	0.45%
Direxion Auspice Broad Commodity Strategy ETF	0.50%
Direxion Flight to Safety Strategy ETF	0.25%
Direxion Nanotechnology ETF	0.60%
Direxion Internet Infrastructure ETF	0.60%
Direxion mRNA ETF	0.60%
Direxion Digital Advertising ETF	0.60%

150/50 FUNDS

Direxion Russell 1000® Value Over Growth ETF	0.40%
Direxion Russell 1000® Growth Over Value ETF	0.40%

1X BEAR FUNDS

Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.60%
Direxion Daily Select Large Caps & FANGs Bear 1X Shares	0.35%

Bitcoin Leveraged Funds

Direxion Daily Bitcoin Bull 1.25X Shares	0.75%
Direxion Daily Bitcoin Bear 1.25X Shares	0.75%
Direxion Daily Bitcoin Bull 1.5X Shares	0.75%
Direxion Daily Bitcoin Bear 1.5X Shares	0.75%
Direxion Daily Bitcoin Bull 1.75X Shares	0.75%
Direxion Daily Bitcoin Bear 1.75X Shares	0.75%
Direxion Daily Bitcoin Bull 2X Shares	0.75%
Direxion Daily Bitcoin Bear 2X Shares	0.75%

2X Funds

Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily MSCI Brazil Bull 2X Shares	0.75%
Direxion Daily Energy Bull 2X Shares	0.75%
Direxion Daily Energy Bear 2X Shares	0.75%
Direxion Daily Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Russia Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.75%
Direxion Daily MSCI India Bull 2X Shares	0.75%
Direxion Daily Latin America Bull 2X Shares	0.75%
Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X Shares	0.75%
Direxion Daily Cloud Computing Bull 2X Shares	0.75%
Direxion Daily Cloud Computing Bear 2X Shares	0.75%
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	0.75%
Direxion Daily Select Large Caps & FANGs Bear 2X Shares	0.75%
Direxion Daily 5G Communications Bull 2X Shares	0.75%
Direxion Daily 5G Communications Bear 2X Shares	0.75%
Direxion Daily Cannabis Bull 2X Shares	0.75%
Direxion Daily Cannabis Bear 2X Shares	0.75%
Direxion Daily Global Clean Energy Bull 2X Shares	0.75%
Direxion Daily Global Clean Energy Bear 2X Shares	0.75%
Direxion Daily Lithium & Battery Tech Bull 2X Shares	0.75%
Direxion Daily Lithium & Battery Tech Bear 2X Shares	0.75%
Direxion Daily Video Games & Esports Bull 2X Shares	0.75%
Direxion Daily Video Games & Esports Bear 2X Shares	0.75%
Direxion Daily Travel & Vacation Bull 2X Shares	0.75%
Direxion Daily Travel & Vacation Bear 2X Shares	0.75%
Direxion Daily US Infrastructure Bull 2X Shares	0.75%
Direxion Daily US Infrastructure Bear 2X Shares	0.75%
Direxion Daily Software Bull 2X Shares	0.75%
Direxion Daily Software Bear 2X Shares	0.75%
Direxion Daily Sports Betting & iGaming Bull 2X Shares	0.75%

Direxion Daily Sports Betting & iGaming Bear 2X Shares	0.75%
Direxion Daily Oil Services Bull 2X Shares	0.75%
Direxion Daily Oil Services Bear 2X Shares	0.75%
Direxion Daily Rare Earth/Strategic Metals Bull 2X Shares	0.75%
Direxion Daily Rare Earth/Strategic Metals Bear 2X Shares	0.75%
Direxion Daily Aviation Bull 2X Shares	0.75%
Direxion Daily Aviation Bear 2X Shares	0.75%
Direxion Daily Fintech Bull 2X Shares	0.75%
Direxion Daily Fintech Bear 2X Shares	0.75%
Direxion Daily Metal Miners Bull 2X Shares	0.75%
Direxion Daily Metal Miners Bear 2X Shares	0.75%
Direxion Daily S&P 500® Equal Weight Bull 2X Shares	0.75%
Direxion Daily S&P 500® Equal Weight Bull 2X Shares	0.75%
Direxion Daily S&P 500® Pure Growth Bull 2X Shares	0.75%
Direxion Daily S&P 500® Pure Growth Bear 2X Shares	0.75%
Direxion Daily S&P 500® Pure Value Bull 2X Shares	0.75%
Direxion Daily S&P 500® Pure Value Bear 2X Shares	0.75%

3X Funds

Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.75%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.75%
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.75%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.75%
Direxion Daily FTSE China Bull 3X Shares	0.75%
Direxion Daily FTSE China Bear 3X Shares	0.75%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	0.75%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	0.75%
Direxion Daily Financial Bull 3X Shares	0.75%
Direxion Daily Financial Bear 3X Shares	0.75%
Direxion Daily Healthcare Bull 3X Shares	0.75%
Direxion Daily Mid Cap Bull 3X Shares	0.75%
Direxion Daily MSCI Real Estate Bull 3X Shares	0.75%
Direxion Daily MSCI Real Estate Bear 3X Shares	0.75%
Direxion Daily Regional Banks Bull 3X Shares	0.75%
Direxion Daily Retail Bull 3X Shares	0.75%
Direxion Daily S&P 500® Bull 3X Shares	0.75%
Direxion Daily S&P 500® Bear 3X Shares	0.75%
Direxion Daily Semiconductor Bull 3X Shares	0.75%
Direxion Daily Semiconductor Bear 3X Shares	0.75%
Direxion Daily Small Cap Bull 3X Shares	0.75%
Direxion Daily Small Cap Bear 3X Shares	0.75%
Direxion Daily MSCI South Korea Bull 3X Shares	0.75%
Direxion Daily Technology Bull 3X Shares	0.75%
Direxion Daily Technology Bear 3X Shares	0.75%
Direxion Daily FTSE Europe Bull 3X Shares	0.75%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	0.75%
Direxion Daily S&P Biotech Bull 3X Shares	0.75%
Direxion Daily S&P Biotech Bear 3X Shares	0.75%
Direxion Daily Consumer Discretionary Bull 3X Shares	0.75%
Direxion Daily Utilities Bull 3X Shares	0.75%

Direxion Daily Aerospace & Defense Bull 3X Shares	0.75%
Direxion Daily MSCI Mexico Bull 3X Shares	0.75%
Direxion Daily Transportation Bull 3X Shares	0.75%
Direxion Daily Industrials Bull 3X Shares	0.75%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	0.75%
Direxion Daily Dow Jones Internet Bull 3X Shares	0.75%
Direxion Daily Dow Jones Internet Bear 3X Shares	0.75%
Direxion Daily S&P 500® High Beta Bull 3X Shares	0.75%
Direxion Daily S&P 500® High Beta Bear 3X Shares	0.75%

Last Updated: November 19, 2021